CAMDEN PROPERTY TRUST ANNOUNCES SECOND QUARTER 2017 OPERATING RESULTS

Houston, Texas (July 27, 2017) - Camden Property Trust (NYSE:CPT) today announced operating results for the three and six months ended June 30, 2017. Net Income Attributable to Common Shareholders (“EPS”), Funds from Operations (“FFO”), and Adjusted Funds from Operations (“AFFO”) for the three and six months ended June 30, 2017 are detailed below. A reconciliation of EPS to FFO is included in the financial tables accompanying this press release.

	Three Months Ended		Six Months Ended
	June 30		June 30
Per Diluted Share	2017	2016	2017	2016
EPS	$0.43	$4.92	$0.82	$5.38
FFO	$1.15	$1.15	$2.24	$2.35
AFFO	$0.97	$0.99	$1.95	$2.09

	Quarterly Growth	Sequential Growth	Year-to-Date Growth
Same Property Results	2Q17 vs. 2Q16	2Q17 vs. 1Q17	2017 vs. 2016
Revenues	3.1%	1.8%	3.0%
Expenses	1.3%	(0.5)%	3.2%
Net Operating Income ("NOI")	4.1%	3.2%	2.9%

Same Property Results	2Q17	2Q16	1Q17
Occupancy	95.4%	95.4%	94.8%

"We are pleased to report another quarter of strong performance, with same property growth and FFO per share slightly better than anticipated,” said Richard J. Campo, Camden’s Chairman and CEO. “Demand for apartments remains steady despite high levels of new supply, and we expect to see continued pressure as additional units are delivered over the next few quarters. As a result, we are maintaining the midpoint of our prior guidance for 2017 same property revenue growth of 2.8%, and raising the midpoint of our guidance for same property NOI growth from 1.8% to 2.0% due to lower than anticipated operating expenses this year.”

The Company defines same property communities as communities owned and stabilized as of January 1, 2016, excluding properties held for sale. A reconciliation of net income to NOI and same property NOI is included in the financial tables accompanying this press release.

Development Activity
Construction was completed during the quarter at Camden NoMa II in Washington, DC, and construction commenced at Camden Grandview II in Charlotte, NC. Lease-up was completed during the quarter at Camden Gallery in Charlotte, NC.
Development Communities - Construction Completed and Projects in Lease-Up ($ in millions)

		Total	Total	% Leased
Community Name	Location	Units	Cost	as of 7/26/2017
Camden Victory Park	Dallas, TX	423	$84.9	95%
Camden NoMa II	Washington, DC	405	106.1	51%
TOTAL		828	$191.0

Development Communities - Construction Ongoing ($ in millions)

		Total	Total	% Leased
Community Name	Location	Units	Budget	as of 7/26/2017
Camden Lincoln Station	Denver, CO	267	$56.0	74%
Camden Shady Grove	Rockville, MD	457	116.0	29%
Camden McGowen Station	Houston, TX	315	90.0
Camden Washingtonian	Gaithersburg, MD	365	90.0
Camden North End I	Phoenix, AZ	441	105.0
Camden Grandview II	Charlotte, NC	28	21.0
TOTAL		1,873	$478.0

Acquisition/Disposition Activity
During the quarter, Camden acquired an 8.2-acre land parcel in San Diego, CA for $20.0 million for the future development of approximately 125 apartment homes. The Company also acquired Camden Buckhead Square, a 250-home apartment community in Atlanta, GA for $58.3 million.

Subsequent to quarter end, the Company entered into a sales contract for Camden Miramar, its student housing community located in Corpus Christi, TX, for approximately $78.0 million. Closing of this sale is not guaranteed and is subject to, among other items, the satisfactory due diligence and financing by the purchaser. The Company has included a $0.03 per share impact for this potential disposition in its FFO guidance for the fourth quarter and full-year 2017.

Earnings Guidance
Camden updated its earnings guidance for 2017 based on its current and expected views of the apartment market and general economic conditions, and provided guidance for third quarter 2017 as detailed below.

	3Q17	2017	2017 Midpoint
Per Diluted Share	Range	Range	Current	Prior	Change
EPS	$0.44 - $0.48	$1.64 - $1.76	$1.70	$1.70	$0.00
FFO	$1.14 - $1.18	$4.51 - $4.63	$4.57	$4.57	$0.00

The Company updated its guidance for 2017 same property growth, which was previously provided in May 2017.

	2017	2017 Midpoint
Same Property Growth	Range	Current	Prior	Change
Revenues	2.55% - 3.05%	2.8%	2.8%	—%
Expenses	3.85% - 4.35%	4.1%	4.5%	(0.4)%
NOI	1.50% - 2.50%	2.0%	1.8%	0.2%
Camden intends to update its earnings guidance to the market on a quarterly basis. Additional information on the Company’s 2017 financial outlook and a reconciliation of expected EPS to expected FFO are included in the financial tables accompanying this press release.

Conference Call
Friday, July 28, 2017 at 11:00 AM CT
Domestic Dial-In Number: (888) 317-6003; International Dial-In Number: (412) 317-6061
Passcode: 4947076
Webcast: http://services.choruscall.com/links/cpt170728_b.html
Supplemental financial information is available in the Investors section of the Company’s website under Earnings Releases or by calling Camden’s Investor Relations Department at (713) 354-2787.

Forward-Looking Statements
In addition to historical information, this press release contains forward-looking statements under the federal securities law. These statements are based on current expectations, estimates, and projections about the industry and markets in which Camden (the "Company") operates, management's beliefs, and assumptions made by management. Forward-looking statements are not guarantees of future performance and involve certain risks and uncertainties which are difficult to predict. Factors which may cause the Company’s actual results or performance to differ materially from those contemplated by forward-looking statements are described under the heading “Risk Factors” in Camden’s Annual Report on Form 10-K and in other filings with the Securities and Exchange Commission (SEC). Forward-looking statements made in today’s press release represent management’s current opinions at the time of this publication, and the Company assumes no obligation to update or supplement these statements because of subsequent events.

About Camden
Camden Property Trust, an S&P 400 Company, is a real estate company engaged in the ownership, management, development, redevelopment, acquisition, and construction of multifamily apartment communities. Camden owns interests in and operates 155 properties containing 53,771 apartment homes across the United States. Upon completion of 6 properties under development, the Company’s portfolio will increase to 55,644 apartment homes in 161 properties. Camden was recently named by FORTUNE® Magazine for the tenth consecutive year as one of the “100 Best Companies to Work For” in America, ranking #22.
For additional information, please contact Camden’s Investor Relations Department at (713) 354-2787 or access our website at camdenliving.com.

CAMDEN	OPERATING RESULTS
(In thousands, except per share amounts)

(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2017	2016	2017	2016
OPERATING DATA
Property revenues
Rental revenues	$190,470	$189,246	$378,572	$376,365
Other property revenues	32,900	32,232	64,319	62,708
Total property revenues	223,370	221,478	442,891	439,073

Property expenses
Property operating and maintenance	52,550	52,856	104,098	103,125
Real estate taxes	27,803	27,300	55,723	54,180
Total property expenses	80,353	80,156	159,821	157,305

Non-property income
Fee and asset management	1,942	1,791	3,690	3,556
Interest and other income	560	215	1,194	439
Income on deferred compensation plans	3,441	1,224	8,058	1,287
Total non-property income	5,943	3,230	12,942	5,282

Other expenses
Property management	6,554	6,417	13,581	13,557
Fee and asset management	961	998	1,845	1,950
General and administrative	12,451	11,803	25,319	24,026
Interest	21,966	23,070	44,922	46,860
Depreciation and amortization	65,033	62,456	128,767	124,547
Expense on deferred compensation plans	3,441	1,224	8,058	1,287
Total other expenses	110,406	105,968	222,492	212,227

Loss on early retirement of debt	—	—	(323)	—
Gain on sale of operating properties, including land	—	32,235	—	32,678
Equity in income of joint ventures	1,785	1,689	3,602	3,186
Income from continuing operations before income taxes	40,339	72,508	76,799	110,687
Income tax expense	(25)	(489)	(496)	(804)
Income from continuing operations	40,314	72,019	76,303	109,883
Income from discontinued operations	—	2,529	—	7,605
Gain on sale of discontinued operations, net of tax	—	375,237	—	375,237
Net income	40,314	449,785	76,303	492,725
Less income allocated to non-controlling interests from continuing operations	(1,126)	(3,483)	(2,254)	(4,693)
Net income attributable to common shareholders	$39,188	$446,302	$74,049	$488,032

CONDENSED CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME
Net income	$40,314	$449,785	$76,303	$492,725
Other comprehensive income
Reclassification of net loss on cash flow hedging activities, prior service cost and net loss on post retirement obligation	34	33	68	65
Comprehensive income	40,348	449,818	76,371	492,790
Less income allocated to non-controlling interests from continuing operations	(1,126)	(3,483)	(2,254)	(4,693)
Comprehensive income attributable to common shareholders	$39,222	$446,335	$74,117	$488,097

PER SHARE DATA

Total earnings per common share - basic	$0.43	$4.94	$0.82	$5.40
Total earnings per common share - diluted	0.43	4.92	0.82	5.38
Earnings per share from continuing operations - basic	0.43	0.72	0.82	1.12
Earnings per share from continuing operations - diluted	0.43	0.72	0.82	1.12

Weighted average number of common shares outstanding:
Basic	90,105	89,559	90,015	89,451
Diluted	91,041	89,862	90,995	89,780

Note: Please refer to the following pages for definitions and reconciliations of all non-GAAP financial measures presented in this document.

CAMDEN	FUNDS FROM OPERATIONS
(In thousands, except per share and property data amounts)

(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2017	2016	2017	2016
FUNDS FROM OPERATIONS

Net income attributable to common shareholders	$39,188	$446,302	$74,049	$488,032
Real estate depreciation and amortization	63,450	60,945	125,603	121,430
Real estate depreciation from discontinued operations	—	—	—	4,327
Adjustments for unconsolidated joint ventures	2,214	2,320	4,427	4,678
Income allocated to non-controlling interests	1,126	3,483	2,254	4,693
Gain on sale of operating properties, net of tax	—	(32,235)	—	(32,235)
Gain on sale of discontinued operations, net of tax	—	(375,237)	—	(375,237)
Funds from operations	$105,978	$105,578	$206,333	$215,688

Less: recurring capitalized expenditures (a)	(16,775)	(15,069)	(26,469)	(24,363)

Adjusted funds from operations - diluted	$89,203	$90,509	$179,864	$191,325

PER SHARE DATA
Funds from operations - diluted	$1.15	$1.15	$2.24	$2.35
Adjusted funds from operations - diluted	0.97	0.99	1.95	2.09
Distributions declared per common share	0.75	0.75	1.50	1.50

Weighted average number of common shares outstanding:
FFO/AFFO - diluted	92,119	91,753	92,074	91,673

PROPERTY DATA
Total operating properties (end of period) (b)	155	157	155	157
Total operating apartment homes in operating properties (end of period) (b)	53,771	54,984	53,771	54,984
Total operating apartment homes (weighted average)	46,053	49,309	45,882	50,931
Total operating apartment homes - excluding discontinued operations (weighted average)	46,053	47,943	45,882	47,789

(a) Capital expenditures necessary to help preserve the value of and maintain the functionality at our communities.

(b) Includes joint ventures and properties held for sale, if any.

Note: Please refer to the following pages for definitions and reconciliations of all non-GAAP financial measures presented in this document.

CAMDEN	BALANCE SHEETS
(In thousands)

(Unaudited)

	Jun 30, 2017	Mar 31, 2017	Dec 31, 2016	Sep 30, 2016	Jun 30, 2016
ASSETS
Real estate assets, at cost
Land	$1,008,459	$984,523	$967,375	$962,507	$989,097
Buildings and improvements	6,199,435	6,071,203	5,967,023	5,910,347	5,956,361
	7,207,894	7,055,726	6,934,398	6,872,854	6,945,458
Accumulated depreciation	(2,016,259)	(1,952,809)	(1,890,656)	(1,829,563)	(1,855,678)
Net operating real estate assets	5,191,635	5,102,917	5,043,742	5,043,291	5,089,780
Properties under development, including land	373,294	377,107	442,292	425,452	446,740
Investments in joint ventures	29,665	30,062	30,254	30,046	31,142
Properties held for sale, including land
Operating properties held for sale (a)	—	—	—	—	105,254
Total real estate assets	5,594,594	5,510,086	5,516,288	5,498,789	5,672,916
Accounts receivable – affiliates	23,592	23,634	24,028	23,998	24,008
Other assets, net (b)	155,784	147,922	142,010	143,059	139,263
Short-term investments (c)	—	—	100,000	100,000	—
Cash and cash equivalents	16,318	245,529	237,364	313,742	341,726
Restricted cash	8,312	8,175	8,462	8,691	21,561
Total assets	$5,798,600	$5,935,346	$6,028,152	$6,088,279	$6,199,474

LIABILITIES AND EQUITY
Liabilities
Notes payable
Unsecured	$1,437,608	$1,583,819	$1,583,236	$1,582,655	$1,582,077
Secured	866,292	866,476	897,352	897,971	898,723
Accounts payable and accrued expenses	116,754	120,086	137,813	143,193	140,864
Accrued real estate taxes	48,559	24,682	49,041	66,079	46,801
Distributions payable	69,347	69,326	69,161	82,861	69,116
Other liabilities (d)	134,851	123,654	118,959	122,270	117,023
Total liabilities	2,673,411	2,788,043	2,855,562	2,895,029	2,854,604

Commitments and contingencies
Non-qualified deferred compensation share awards	84,050	75,704	77,037	72,222	72,480

Equity
Common shares of beneficial interest	978	978	978	978	978
Additional paid-in capital	3,678,660	3,675,737	3,678,277	3,675,806	3,673,237
Distributions in excess of net income attributable to common shareholders	(351,910)	(317,642)	(289,180)	(261,324)	(104,004)
Treasury shares, at cost	(364,785)	(365,923)	(373,339)	(373,597)	(373,914)
Accumulated other comprehensive loss (e)	(1,795)	(1,829)	(1,863)	(1,816)	(1,848)
Total common equity	2,961,148	2,991,321	3,014,873	3,040,047	3,194,449
Non-controlling interests	79,991	80,278	80,680	80,981	77,941
Total equity	3,041,139	3,071,599	3,095,553	3,121,028	3,272,390
Total liabilities and equity	$5,798,600	$5,935,346	$6,028,152	$6,088,279	$6,199,474

(a) Operating properties held for sale included one dual-phase property and one operating property as of June 30, 2016 which were each subsequently sold in July.

(b) Includes net deferred charges of:	$1,487	$1,683	$1,915	$2,140	$2,353

(c) Our short-term investments consisted wholly of a certificate of deposit that had a maturity date of January 4, 2017.

(d) Includes deferred revenues of:	$513	$1,455	$1,541	$1,598	$831

(e) Represents the unrealized net loss and unamortized prior service costs on post retirement obligations, and unrealized loss on cash flow hedging activities.

CAMDEN	NON-GAAP FINANCIAL MEASURES
DEFINITIONS & RECONCILIATIONS
(In thousands, except per share amounts)

(Unaudited)

This document contains certain non-GAAP financial measures management believes are useful in evaluating an equity REIT's performance. Camden's definitions and calculations of non-GAAP financial measures may differ from those used by other REITs, and thus may not be comparable. The non-GAAP financial measures should not be considered as an alternative to net income as an indication of our operating performance, or to net cash provided by operating activities as a measure of our liquidity.

FFO
The National Association of Real Estate Investment Trusts (“NAREIT”) currently defines FFO as net income (computed in accordance with accounting principles generally accepted in the United States of America ("GAAP")), excluding gains (or losses) associated with the sale of previously depreciated operating properties, real estate depreciation and amortization, impairments of depreciable assets, and adjustments for unconsolidated joint ventures. Our calculation of diluted FFO also assumes conversion of all potentially dilutive securities, including certain non-controlling interests, which are convertible into common shares. We consider FFO to be an appropriate supplemental measure of operating performance because, by excluding gains or losses on dispositions of operating properties, and depreciation, FFO can assist in the comparison of the operating performance of a company’s real estate investments between periods or to different companies. A reconciliation of net income attributable to common shareholders to FFO is provided below:

Adjusted FFO

In addition to FFO, we compute Adjusted FFO ("AFFO") as a supplemental measure of operating performance. AFFO is calculated utilizing FFO less recurring capital expenditures which are necessary to help preserve the value of and maintain the functionality at our communities. Our definition of recurring capital expenditures may differ from other REITs, and there can be no assurance our basis for computing this measure is comparable to other REITs. A reconciliation of FFO to AFFO is provided below:

	Three Months Ended June 30,		Six Months Ended June 30,
	2017	2016	2017	2016
Net income attributable to common shareholders	$39,188	$446,302	$74,049	$488,032
Real estate depreciation and amortization	63,450	60,945	125,603	121,430
Real estate depreciation from discontinued operations	—	—	—	4,327
Adjustments for unconsolidated joint ventures	2,214	2,320	4,427	4,678
Income allocated to non-controlling interests	1,126	3,483	2,254	4,693
Gain on sale of operating properties, net of tax	—	(32,235)	—	(32,235)
Gain on sale of discontinued operations, net of tax	—	(375,237)	—	(375,237)
Funds from operations	$105,978	$105,578	$206,333	$215,688

Less: recurring capitalized expenditures	(16,775)	(15,069)	(26,469)	(24,363)

Adjusted funds from operations	$89,203	$90,509	$179,864	$191,325

Weighted average number of common shares outstanding:
EPS diluted	91,041	89,862	90,995	89,780
FFO/AFFO diluted	92,119	91,753	92,074	91,673

Total earnings per common share - diluted	$0.43	$4.92	$0.82	$5.38
FFO per common share - diluted	$1.15	$1.15	$2.24	$2.35
AFFO per common share - diluted	$0.97	$0.99	$1.95	$2.09

Expected FFO
Expected FFO is calculated in a method consistent with historical FFO, and is considered an appropriate supplemental measure of expected operating performance when compared to expected earnings per common share (EPS). Guidance excludes gains, if any, on properties not currently held for sale due to the uncertain timing and extent of property dispositions and the resulting gains/losses on sales. A reconciliation of the ranges provided for diluted EPS to expected FFO per diluted share is provided below:

	3Q17	Range	2017	Range
	Low	High	Low	High
Expected earnings per common share - diluted	$0.44	$0.48	$1.64	$1.76
Expected real estate depreciation and amortization	0.67	0.67	2.73	2.73
Expected adjustments for unconsolidated joint ventures	0.02	0.02	0.10	0.10
Expected income allocated to non-controlling interests	0.01	0.01	0.04	0.04
Expected FFO per share - diluted	$1.14	$1.18	$4.51	$4.63

Note: This table contains forward-looking statements. Please see the paragraph regarding forward-looking statements presented earlier in this document.

CAMDEN	NON-GAAP FINANCIAL MEASURES
DEFINITIONS & RECONCILIATIONS
(In thousands, except per share amounts)

(Unaudited)

Net Operating Income (NOI)

NOI is defined by the Company as total property income less property operating and maintenance expenses less real estate taxes. NOI is further detailed in the Components of Property NOI schedules on page 11. The Company considers NOI to be an appropriate supplemental measure of operating performance to net income attributable to common shareholders because it reflects the operating performance of our communities without allocation of corporate level property management overhead or general and administrative costs. A reconciliation of net income attributable to common shareholders to net operating income is provided below:

	Three months ended June 30,		Six months ended June 30,
	2017	2016	2017	2016
Net income	$40,314	$449,785	$76,303	$492,725
Less: Fee and asset management income	(1,942)	(1,791)	(3,690)	(3,556)
Less: Interest and other income	(560)	(215)	(1,194)	(439)
Less: Income on deferred compensation plans	(3,441)	(1,224)	(8,058)	(1,287)
Plus: Property management expense	6,554	6,417	13,581	13,557
Plus: Fee and asset management expense	961	998	1,845	1,950
Plus: General and administrative expense	12,451	11,803	25,319	24,026
Plus: Interest expense	21,966	23,070	44,922	46,860
Plus: Depreciation and amortization expense	65,033	62,456	128,767	124,547
Plus: Expense on deferred compensation plans	3,441	1,224	8,058	1,287
Plus: Loss on Early Retirement of Debt	—	—	323	—
Less: Gain on sale of operating properties, including land	—	(32,235)	—	(32,678)
Less: Equity in income of joint ventures	(1,785)	(1,689)	(3,602)	(3,186)
Plus: Income tax expense	25	489	496	804
Less: Income from discontinued operations	—	(2,529)	—	(7,605)
Less: Gain on sale of discontinued operations, net of tax	—	(375,237)	—	(375,237)
Net Operating Income (NOI)	$143,017	$141,322	$283,070	$281,768

"Same Property" Communities	$128,571	$123,503	$253,180	$246,050
Non-"Same Property" Communities	11,877	8,364	25,215	17,054
Development and Lease-Up Communities	1,649	100	2,671	75
Dispositions/Other	920	9,355	2,004	18,589
Net Operating Income (NOI)	$143,017	$141,322	$283,070	$281,768

Adjusted EBITDA

Adjusted EBITDA is defined by the Company as earnings before interest, taxes, depreciation and amortization, including net operating income from discontinued operations, excluding equity in (income) loss of joint ventures, (gain) loss on sale of unconsolidated joint venture interests, gain on acquisition of controlling interest in joint ventures, gain on sale of operating properties including land, net of tax, loss on early retirement of debt and income (loss) allocated to non-controlling interests. The Company considers Adjusted EBITDA to be an appropriate supplemental measure of operating performance to net income attributable to common shareholders because it represents income before non-cash depreciation and the cost of debt, and excludes gains or losses from property dispositions. A reconciliation of net income attributable to common shareholders to Adjusted EBITDA is provided below:

	Three months ended June 30,		Six months ended June 30,
	2017	2016	2017	2016
Net income attributable to common shareholders	$39,188	$446,302	$74,049	$488,032
Plus: Interest expense	21,966	23,070	44,922	46,860
Plus: Depreciation and amortization expense	65,033	62,456	128,767	124,547
Plus: Income allocated to non-controlling interests from continuing operations	1,126	3,483	2,254	4,693
Plus: Income tax expense	25	489	496	804
Plus: Real estate depreciation from discontinued operations	—	—	—	4,327
Less: Gain on sale of operating properties, including land	—	(32,235)	—	(32,678)
Plus: Loss on Early Retirement of Debt	—	—	323	—
Less: Equity in income of joint ventures	(1,785)	(1,689)	(3,602)	(3,186)
Less: Gain on sale of discontinued operations, net of tax	—	(375,237)	—	(375,237)
Adjusted EBITDA	$125,553	$126,639	$247,209	$258,162